UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2014

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

€ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

€ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

€ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition and ITEM 7.01.  Regulation FD Disclosure

Southern First Bancshares, Inc. is hereby furnishing a slide presentation to be used by certain executive officers of the company when they speak to the various members of the financial and investing community on July 30, 2014.  The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in these Items 2.02 and 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by Southern First Bancshares under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Southern First Bancshares that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Southern First Bancshares or any of its affiliates.

ITEM 9.01.   Financial Statements and Exhibits

      (c)       Exhibits:  The following exhibits are filed as part of this report:

 Exhibit

 Number    Description

 99.1      Slide presentation given by certain executive officers of Southern First Bancshares on July 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By: /s/ Michael D. Dowling Name: Michael D. Dowling Title: Chief Financial Officer

July 30, 2014